UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 26, 2026

ALPHA MODUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40775	86-3386030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20311 Chartwell Center Dr., #1469

Cornelius, NC 28031

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (704) 252-5050

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	AMOD	The Nasdaq Stock Market, LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	AMODW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 26, 2026, Alpha Modus Holdings, Inc. (the “Company”) entered into a securities purchase agreement (the “SPA”) with the non-U.S. investors named therein (the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors, and the Investors agreed to purchase from the Company, an aggregate of (i) 51,621,560 shares of Class A Common Stock (the “Shares”), and (ii) warrants to purchase an additional 51,621,560 shares for a $4.36/share exercise price (the “Warrants”), for an aggregate purchase price consisting of 3,170 bitcoin (such transaction the “PIPE Financing”).

The SPA requires the Company to file within 15 days of closing the PIPE Financing a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) registering the Shares for resale by the Investors. In connection with the SPA, on August 26, 2026, the Company entered into a registration rights agreement with the Investors (the “RRA”), which requires the Company to file the Registration Statement within 15 days of closing the PIPE Financing, requires the Company to include shares issuable under the Warrants in the Registration Statement, and requires the Company to use commercially reasonable efforts to have the Registration Statement declared effective by the Commission as soon as practicable.

The SPA includes customary representations, warranties and covenants by the Company, representations by the Investors that they are not U.S. persons, and customary closing conditions. The SPA prohibits, prior to earlier of 30 days following effectiveness of the Registration Statement or December 31, 2026, the issuance of any equity securities or securities convertible into equity without the prior written consent of the majority of the Investors, except for (i) the Shares, the Warrants, and shares issuable under the Warrants, (ii) shares issuable to Company directors and officers as required by the Company’s agreements with those directors and officers for the third fiscal quarter of 2026, (iii) up to 519,917 shares upon conversion of existing convertible notes or similar securities, and (iv) up to 176,890 shares upon exercise of outstanding warrants.

The Warrants have an exercise term of two years following the issuance date, are not exercisable on a cashless basis, and include a beneficial ownership limitation of 19.99% (prohibiting a holder from exercising to the Warrants to the extent the exercise would result in the holder beneficially owning in excess of 19.99% of the Company’s common stock).

The foregoing descriptions of the SPA, RRA and Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, forms of which are filed as Exhibits 10.1-10.3 to this Current Report on Form 8-K and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure provided above in Item 1.01 above is incorporated by reference into this Item 3.02.

At closing of the PIPE Financing, the Shares and Warrants will be issued to the Investors pursuant to the exemptions from the registration requirements of the Securities Act provided by Section 5 and Regulation S promulgated thereunder, as well as Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder, as the Investors are non-U.S. persons, accredited and had adequate access, through business or other relationships, to information about the Company, and the sales did not involve a public offering of securities or any general solicitation.

Item 7.01. Regulation FD Disclosure.

On August 27, 2026, the Company issued a press release announcing the PIPE Financing transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (15 U.S.C. §78u-5). Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s current beliefs, expectations, and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions, including with respect to the PIPE Financing and the closing thereof. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of the Company’s control. The Company’s actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, readers should not rely on any of these forward-looking statements. Important factors that could cause the Company’s actual results and financial condition to differ materially from those indicated in the forward-looking statements are discussed or identified in the Company’s filings with the Commission, including the risk factors contained in the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by these cautionary statements. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update these statements as a result of new information or future events, except as required by law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement (Bitcoin-Backed Private Placement), dated August 26, 2026, by Alpha Modus Holdings, Inc. and the Investors

10.2	Form of Registration Rights Agreement, dated August 26, 2026, by Alpha Modus Holdings, Inc. and the Investors

10.3	Form of Warrant for the Purchase of Shares of Class A Common Stock by Alpha Modus Holdings, Inc.

99.1	Press Release dated August 27, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHA MODUS HOLDINGS, INC.

Date: August 27, 2026	By:	/s/ William Alessi
	Name:	William Alessi
	Title:	President and Chief Executive Officer